UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2008

BE AEROSPACE, INC.
(Exact name of registrant as specified in charter)

Delaware	0-18348	06-1209796
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

1400 Corporate Center Way, Wellington, Florida	33414
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 9, 2008, BE Aerospace, Inc. (the “Company”) issued a press release announcing that it has signed a definitive agreement with Honeywell International, Inc. to acquire the assets of Honeywell’s Consumables Solutions distribution business. A copy of the press release is attached as Exhibit 99.1 hereto. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 7.01. An investor presentation related to the acquisition is available on the Company’s website at www.beaerospace.com under the section titled “Investors”.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press release, dated June 9, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BE AEROSPACE, INC.

By:	/s/ Thomas P. McCaffrey
	Name:	Thomas P. McCaffrey
	Title:	Senior Vice President
and Chief Financial Officer

Date:  June 9, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release, dated June 9, 2008